AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll		Initials
$6,000,000.00	04-26-2012	04-30-2013	70290		[redacted]	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: ART'S-WAY MANUFACTURING CO., INC. (TIN: 42-0920725)
5556 HIGHWAY 9 WEST, BOX 288
ARMSTRONG, IA 50514

Lender: WEST BANK
MAIN BANK
1601 22ND STREET
WEST DES MOINES, IA 50266
(515) 222-2300

Grantor: ART'S-WAY SCIENTIFIC, INC. (TIN: 20-5437242)
5556 HIGHWAY 9 WEST, BOX 288
ARMSTRONG, IA 50514

INSURANCE REQUIREMENTS. Grantor, ART'S-WAY SCIENTIFIC, INC. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to ART'S-WAY MANUFACTURING CO., INC. ("Borrower") by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: **All Inventory and Equipment.**
Type: All risks, including fire, theft and liability.
Amount: Loan Amount.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

WEST BANK
P.O. BOX 65020
WEST DES MOINES, IA 50265

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of April 26, 2012, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS AGREEMENT TO PROVIDE INSURANCE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 26, 2012.

GRANTOR:

ART'S-WAY SCIENTIFIC, INC.

By: COPY
CARRIE L. MAJESKI, President of ART'S-WAY SCIENTIFIC, INC.

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ______________________ PHONE ______________________

AGENT'S NAME: ______________________
AGENCY: ______________________
ADDRESS: ______________________
INSURANCE COMPANY: ______________________
POLICY NUMBER: ______________________
EFFECTIVE DATES: ______________________
COMMENTS: ______________________